UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2016

LinkedIn Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35168	47-0912023
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 W. Maude Avenue
Sunnyvale, CA 94085

(Address of principal executive offices, including zip code)

(650) 687-3600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 8, 2016, in connection with the completion of the Merger (as defined below), LinkedIn Corporation (the “Company”) and U.S. Bank National Association (the “Trustee”) entered into the First Supplemental Indenture (the “Supplemental Indenture”) to that certain Indenture, dated as of November 12, 2014 (the “Indenture”), between the Company and the Trustee pursuant to which the Company issued its 0.50% Convertible Senior Notes due 2019 (the “Notes”).  The Supplemental Indenture provides that the right to convert each $1,000 principal amount of Notes shall be changed to a right to convert such principal amount of Notes into cash in an amount equal to $665.44 per $1,000 principal amount of Notes (which amount equals the merger consideration that a holder of a number of shares of Class A Common Stock (as defined below) equal to the conversion rate immediately prior to the Merger (as defined below) would have owned or been entitled to receive), in accordance with the Indenture, at any time from, and including, the date that the Merger becomes effective.

The foregoing description of the Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 8, 2016, pursuant to the terms of an Agreement and Plan of Merger, dated as of June 11, 2016 (the “Merger Agreement”), by and among Microsoft Corporation (“Parent”), Liberty Merger Sub Inc., a wholly owned subsidiary of Parent (“Merger Sub”) and LinkedIn Corporation (the “Company”), Parent completed its acquisition of the Company through the merger of Merger Sub with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”), each share of Class A common stock (the “Class A Common Stock”), par value $0.0001 per share, and Class B common stock (the “Class B Common Stock”), par value $0.0001 per share, of the Company (the Class A Common Stock and Class B Common Stock together, the “Common Stock”) (other than shares of Common Stock held by (1) the Company as treasury stock, (2) Parent, Merger Sub or their respective subsidiaries; and (3) stockholders of the Company who have properly exercised and perfected their appraisal rights under Delaware law) was cancelled and automatically converted into the right to receive cash in an amount equal to $196.00, without interest thereon (the “Per Share Amount”).

In addition, at the Effective Time, subject to certain exceptions, unvested option awards and stock-based awards were converted into corresponding awards that are subject to shares of Parent common stock. All shares of Common Stock underlying vested options and stock-based awards were converted into the right to receive the Per Share Amount (or, in the case of options, the difference between the Per Share Amount and the applicable exercise price), less any applicable tax withholdings.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on June 13, 2016, and is attached as Exhibit 2.1 hereto and incorporated herein by reference.

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

In connection with the completion of the Merger, on December 8, 2016, the Company provided a notice of a fundamental change as defined in the Indenture and an offer to repurchase all of the Company’s outstanding Notes. Any Notes properly tendered pursuant to such offer to purchase shall be purchased on December 28, 2016 (the “Repurchase Date”) at a redemption price of 100% of the principal amount thereof, plus accrued and unpaid interest thereon to, but not including, the Repurchase Date.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth under Item 2.01 is incorporated herein by reference.

In connection with the closing of the Merger, the Company notified the New York Stock Exchange (“NYSE”) on December 8, 2016 that each outstanding share of Common Stock (except as described in Item 2.01) was converted pursuant to the Merger Agreement as set forth under Item 2.01. The Company requested that NYSE delist its Class A Common Stock on December 8, 2016 and, as a result, trading of the Class A Common Stock on NYSE was suspended prior to the opening of NYSE on December 8, 2016. The Company also requested that NYSE file a Form 25 with the SEC to remove the Class A Common Stock from listing on NYSE and to deregister the Class A Common Stock pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, the Company intends to file with the SEC a Form 15 requesting the termination of registration of the Class A Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Section 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth under Item 2.01 is incorporated herein by reference.

Pursuant to the Merger Agreement and in connection with the consummation of the Merger, each outstanding share of Common Stock (except as described in Item 2.01) was converted into the right to receive the Per Share Amount.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 2.01 is incorporated herein by reference.

As a result of the Merger, a change in control of the Company occurred and the Company became a wholly-owned subsidiary of Parent. The transaction resulted in the payment of approximately $26.4 billion in cash merger consideration.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Directors

Upon completion of the Merger, Keith R. Dolliver and Benjamin O. Orndorff, who constituted the Board of Directors of Merger Sub, became the directors of the Company, and each of the seven directors of the Company immediately prior to the Effective Time (Reid Hoffman, Jeff Weiner, A. George “Skip” Battle, Leslie Kilgore, Stanley Meresman, Michael Moritz and David Sze) are no longer directors of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective upon completion of the Merger, the certificate of incorporation of the Company, as in effect immediately prior to the Merger, was amended and restated to be in the form of the certificate of incorporation attached as Exhibit 3.1, which is incorporated herein by reference.

Effective upon completion of the Merger, the bylaws of the Company were amended and restated to be in the form of the bylaws attached as Exhibit 3.2, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 11, 2016, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 13, 2016).

3.1	Seventh Amended and Restated Certificate of Incorporation of LinkedIn Corporation

3.2	Second Amended and Restated Bylaws of LinkedIn Corporation

4.1	First Supplemental Indenture, dated as of December 8, 2016, between the Company and U.S. Bank National Association, as trustee

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINKEDIN CORPORATION

	By:	/s/ Keith R. Dolliver
Keith R. Dolliver
Vice President

Date: December 8, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of June 11, 2016, by and among the Company, Parent and Merger Sub (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on June 13, 2016).

3.1	Seventh Amended and Restated Certificate of Incorporation of LinkedIn Corporation

3.2	Second Amended and Restated Bylaws of LinkedIn Corporation

4.1	First Supplemental Indenture, dated as of December 8, 2016, between the Company and U.S. Bank National Association, as trustee